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                                                                  EXHIBIT 10.T.1

                             AMENDMENT NO. 1 TO THE
                           EL PASO ENERGY CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

         Pursuant to authorization by the El Paso Energy Corporation Board of Directors on January 20, 1999, and pursuant to Section 15 of the El Paso Energy Corporation Employee Stock Purchase Plan, effective as of January 20, 1999 (the "Plan"), the Plan is hereby amended as follows, effective May 24, 1999:

         Section 2(h) is deleted in its entirety and replaced with the following:

      "(h)       Exercise Date--means the last Trading Day of each calendar quarter; provided, however, that with respect to the first Offering Period, the first Exercise Date shall be the last Trading Day of the calendar quarter in which the Company and Sonat Inc. merger shall become effective (the "Merger Date")."

         Section 2(l) is deleted in its entirety and replaced with the following:

         "(l)    Offering Period--means any twelve-month period beginning on the first Trading Day of a particular calendar year and ending on the last Trading Day of such calendar year, except that with respect to the 1999 calendar year, the Offering Period shall begin on the Merger Date and end on the last Trading Day of the calendar year in which the Merger Date occurs."

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 24th day of May, 1999.


                                        EL PASO ENERGY CORPORATION


                                        By:  /s/ Joel Richards III
                                            ------------------------
                                            Joel Richards III
                                            Executive Vice President
                                            Member of the Management
                                              Committee
Attest:


/s/ David L. Siddall
--------------------
Corporate Secretary